SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported): September 6, 2000
                                                         --------------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





               1-7160                                    35-1101097
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      (Commission File Number)           (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS.

                  On September 6, 2000 the Company filed a press release announcing on September 1, 2000, Keith D. Corson officially retired from active employment with Coachmen Industries. A copy of the press release is attached as
Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1        September 6, 2000 Press Release  announcing  Keith
                              D.   Corson   officially   retired   from   active
                              employment with Coachmen Industries.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                COACHMEN INDUSTRIES, INC.



                                                By:  /s/ Richard M. Lavers
                                                    Richard M. Lavers
                                                    General Counsel & Secretary



Dated:  September 6, 2000